JEFFERSON GROWTH AND INCOME FUND



Supplement to the Prospectus

dated February 29, 1996



        Beginning October 1, 1996, the Fund will permit its shareholders to exchange at net asset value any or all of an investment in the Fund for shares of the Portico Money Market Fund (the "Money Market Fund"). This new Exchange Privilege is a convenient way for shareholders to buy shares in a money market fund in order to respond to changes in their goals or market conditions. Before exchanging into the Money Market Fund, read its prospectus. To obtain the Money Market Fund prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-800-216-9785. There is no charge for exchange transactions which are requested by mail. The Transfer Agent may charge a $5.00 fee for each telephone exchange which will be deducted from the investor's account from which the funds are being withdrawn prior to effecting the exchange. Use of the Exchange Privilege is subject to the minimum purchase and redemption amounts set forth in the Prospectus for the Money Market Fund.



        This new Exchange Privilege also permits shareholders of the Fund to make regular investments in an existing account with the Fund by redeeming shares from their Money Market Fund account.
There is no charge for this service, but sales charges or a Contingent Deferred Sales Charge ("CDSC") may apply. These transactions must meet the minimum purchase amounts described in the Prospectus for automatic investments.



        For purposes of the Exchange Privilege, exchanges into and out of the Money Market Fund will be treated as the same Class of shares owned of the Fund. For example, if an investor who owned
Class A shares of the Fund moved an investment from the Fund to the Money Market Fund and then decided at a later date to move the investment back to the Fund, he or she would be deemed, once again, to own Class A shares of the Fund and may do so without the imposition of any additional sales charges, so long as the investment has been continuously invested in shares of the Money Market Fund during the period between withdrawal and re-investment. In addition, if an investor owned Class B shares of the Fund and exchanged those shares into the Money Market
Fund, the CDSC would not be paid at the time of the exchange.
Instead, the shares of the Money Market Fund would be deemed
"Class B shares" for the purpose of determining the applicable holding period for payment of the CDSC, and for purposes of assessing the CDSC payable upon the sale of the exchanged shares, the holding period of the shares exchanged into the Money Market Fund will be added to the holding period of the original Class B shares.



        With respect to Class B shares subject to a CDSC, if less than all of an investment is exchanged out of the Fund, shares subject to the lowest CDSC will be the first to be exchanged.
In this regard, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distrbutions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.



        All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as a shareholder's existing account with the Fund.
Remember that each exchange represents the sale of shares of one fund and the purchase of shares of another. Therefore, shareholders may realize a taxable again or loss on the transaction. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. The Distributor is entitled to receive a fee from the Money Market Fund for certain support services at the annual rate of .20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record. Because excessive trading can hurt the Fund's performance and shareholders, the Fund reserves the right to temporarily or permanently limit the number of exchanges or to otherwise prohibit or restrict shareholders form using the exchange privilege at any time, without notice to shareholders.
In particular, a pattern of exchanges with a "market timing" strategy may be disruptive to the Fund and may thus be restricted or refused. The Fund also believes that excessive use of the exchange is more than five exchanges per calendar year. The restriction or termination of the exchange privilege does not affect the rights of shareholders to redeem shares, as discussed on pages 18 through 22 of the Prospectus.



        The Money Market Fund is managed by Firstar Investment Research and Management Company, an affiliate of Firstar Trust Company.
The Portico Funds, including the Money Market Fund, are unrelated to the Jefferson Fund Group Trust.



The date of this Supplement is October 11, 1996